GOODWILL	6 Months Ended
Jun. 30, 2025
Disclosure of reconciliation of changes in goodwill [abstract]
GOODWILL	GOODWILL
The following table presents the carrying amount for our company’s goodwill:

	As of
US$ MILLIONS	June 30, 2025	December 31, 2024
Balance at beginning of the period	$1,609	$1,726
Foreign currency translation and other	61	(117)
Ending Balance	$1,670	$1,609
Goodwill is evaluated for impairment annually or more often if events or circumstances indicate there may be impairment. Impairment is determined by assessing if the carrying value of cash generating units or a group of cash generating units, including the allocated goodwill, exceeds its recoverable amount determined as the greater of the estimated fair value less costs of disposal or the value in use. During the six-month period ended June 30, 2025, the recoverable amount exceeded the carrying amount of each cash generating unit.